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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                  MAY 24, 2002


                          ----------------------------


                                 FIRSTMARK CORP.
               (Exact name of registrant as specified in charter)


                                      MAINE
                                      -----
         (State or other Jurisdiction of Incorporation or Organization)


                    0-20806                                 01-0389195
                    -------                                 ----------
           (Commission File Number)                (IRS Employer Identification
                                                               No.)

               2700 VIA FORTUNA
                   SUITE 400                                   78746
                                                               -----
                 AUSTIN, TEXAS                              (Zip Code)
                 -------------
     (Address of Principal Executive Offices)

                                 (512) 306-8222
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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Preliminary Note: This amendment is being filed to amend the Current Report on
Form 8-K originally filed on May 28, 2002 to include certain financial information of the company to be acquired by the Registrant.

ITEM 5.           OTHER EVENTS.

         On May 24, 2002, the Registrant reached an agreement with Tecstar Electro Systems, Inc., a Delaware corporation ("TES"), and TES' parent corporations, 15251 Don Julian Road, Inc. and Don Julian, Inc., to acquire substantially all of the assets of TES, excluding primarily the land and building in which TES currently operates. TES is engaged in the business of manufacturing, assembling, maintaining and repairing electromechanical parts and equipment used in aviation and other industries.

         The terms of the agreement provide that the Registrant shall acquire the assets of TES for a purchase price of $3,600,000, $250,000 of which shall be held in escrow for three months following the closing of the transaction pending resolution of certain contingent liabilities and $50,000 of which shall be held in a reserve account to cover expenses of TES related to its land and building. The consummation of the transaction is subject to certain conditions, including the release of all liens and security interests in the acquired assets held by TES' secured lenders and the approval of the U.S. Bankruptcy Court in the District of Delaware.

         The parent corporations of TES previously filed for protection under the United States Bankruptcy Code. On May 24, 2002, the parent corporations of TES filed a motion in the U.S. Bankruptcy Court, Delaware District seeking approval of the Court to enter into the asset purchase agreement. Pursuant to the asset purchase agreement, the parents' respective bankruptcy estates agree to release the Registrant and the acquired assets from any and all claims arising in connection with the bankruptcy estate.

         Upon closing of the acquisition, the business acquired by the Registrant shall become the Registrant's primary operations.

ITEM 7.           EXHIBITS.

         Exhibit 2.1 Asset Purchase Agreement, dated May 24, 2002, by and between Firstmark Corp., Tecstar Electro Systems, Inc., 15251 Don Julian Road, Inc. and Don Julian, Inc.

         Exhibit 99.1 Financial Statements (unaudited) of TES for the fiscal year ended December 31, 2001 and the four months ended April 30, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FIRSTMARK CORP.


                                         By:  /s/ H. William Coogan, Jr.
                                             -----------------------------------
                                              H. William Coogan, Jr.
                                              Chairman of the Board, President
                                              and Chief Executive Officer


                                      -3-
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EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

2.1* Asset Purchase Agreement, dated May 24, 2002, by and between Firstmark Corp., Tecstar Electro Systems, Inc., 15251 Don Julian Road, Inc. and Don Julian, Inc.

99.1** Financial Statements (unaudited) of TES for the fiscal year ended December 31, 2001 and the four months ended April 30, 2002.

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*  Filed previously (without exhibits or schedules, a copy of which shall be provided to the Commission upon request)

** Filed herewith